                                                                   EXHIBIT 10(e)



                             AMENDMENT NO. 2 TO THE
                                CREDIT AGREEMENT



                                                     Dated as of March 31, 1997



     AMENDMENT NO. 2 TO THE CREDIT AGREEMENT ("this Amendment") among Powertel, Inc. (formerly known as InterCel PCS Services, Inc.), a Delaware corporation (the "Borrower"), and Ericsson Project Finance A.B. ("Ericsson") as Lender and Ericsson, as agent (the "Agent") for the Lenders.

     PRELIMINARY STATEMENTS:

      (1) The Borrower, the Lender and the Agent are parties to the Credit Agreement dated as of March 4, 1996, as amended by Amendment No. 1 dated as of October 31, 1996 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

      (2) The Borrower intends to incur additional Debt in connection with (a) the acquisition of certain PCS licenses obtained in a recent auction conducted by the Federal Communications Commission for the 10 MHz D, E and F block PCS licenses and (b) the build out and operation of PCS systems in the Basic Trading Areas ("BTA") corresponding to those licenses. The Borrower has therefore requested changes to the covenants of the Credit Agreement to reflect the incurrence of such additional Debt by the Borrower.


     SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

      (a)  The following definitions are added in alphabetical order to
           Section 1.01 of the Credit Agreement:

             "Capital Expenditures" means any payments which are made by a Person for, or in connection with, the rental, lease, purchase, construction or use of any real or personal property the value or cost of which, under GAAP, should be capitalized and appear on such Person's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payments or the instrument pursuant to which they are made are characterized by such Person or any other Person.

             "Debt Service" means, for any period, the sum of all principal payments scheduled to be made by the Borrower in respect of Debt during such period plus Interest Expense for such period.

             "Interest Expense" means for any period, the aggregate amount of interest, commitment, agency and other fees paid or required to be paid in cash by InterCel and its Subsidiaries in respect of all Debt.

      (b) Section 6.01 is amended by replacing the period at the end of clause (s) thereof with "; or" and the following:

             (t) InterCel shall fail to maintain, for each period ending on the last day of each fiscal quarter of InterCel as set forth on Schedule 6.01(t), a ratio of Consolidated EBITDA for such period multiplied by 4 to Consolidated Debt Service for such period multiplied by 4 of not less than the ratio set forth for such period on such schedule; or

             (u) InterCel shall permit the ratio of Consolidated Total Debt as of the last day of each fiscal quarter of InterCel as set forth on Schedule 6.01(u) to Consolidated EBITDA for such period multiplied by 4 to be greater than the ratio set forth for such period on such schedule; or

             (v) InterCel and its Subsidiaries shall make any Capital Expenditures that would cause the aggregate cumulative amount of all such Capital Expenditures made by InterCel and its Subsidiaries commencing January 1, 1997 to exceed the amount set forth on Schedule 6.01(v) as of the end of each period set forth on such schedule;"

      (c)  The schedules to the Credit Agreement are amended as follows:

                    (i) Schedule 6.01(o) is deleted in its entirety and replaced with Annex A attached hereto.

                    (ii) Schedule 6.01(q) is deleted in its entirety and
                         replaced with Annex  B attached hereto.

                    (iii)Schedule 6.01(r) is deleted in its entirety and
                         replaced with Annex C attached hereto.

                    (iv) Schedule 6.01(s) is deleted in its entirety and
                         replaced with Annex D attached hereto.

                    (v) Schedule 6.01(t) is added to the Credit Agreement in the form of Annex E attached hereto.

                    (vi) Schedule 6.01(u) is added to the Credit Agreement in
                         the form of Annex F attached hereto.

                    (vii)Schedule 6.01(v) is added to the Credit Agreement in
                         the form of Annex G attached hereto.

     SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first written when, and only when, the Agent shall have received (a) counterparts of this Amendment executed by the Borrower and Ericsson and (b) a consent executed by each Loan Party in substantially the form of Annex H attached hereto. The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Amended Credit Agreement.

     SECTION 3.    Representations and Warranties of the Borrower.

      (a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties the effect of which would not have a Material Adverse Effect, or (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties except where such conflict would not have a Material Adverse Effect.

      (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment.

      (c) This Amendment has been duly executed and delivered by the Borrower. This Amendment is a legal, valid and binding obligation of the Borrower in accordance with its terms.

     SECTION 4.  Reference to and Effect on the Credit Agreement.

      (a) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

      (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     SECTION 5. Costs, Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and negotiation of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent).

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but on and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                        POWERTEL, INC.


                                        By:  /s/ Fred G. Astor
                                           -------------------------------------
                                            Title:  Executive Vice President and
                                                    Chief Operating Officer

                                        ERICSSON PROJECT FINANCE A.B.


                                        By:  /s/ Stephan Almquist; Ossie Everum
                                           -------------------------------------
                                            Title:

                                   ANNEX A

                                                                Schedule 6.01(o)
                             Minimum PCS Revenue


Quarter
Ending    1996          1997       1998        1999        2000        2001        2002        2003        2004        2005
-------   ----          ----       ----        ----        ----        ----        ----        ----        ----        ----
31-Mar     N/A        7,300,000 25,000,000  43,000,000  80,000,000 107,000,000 129,000,000 141,000,000 155,000,000 169,000,000
30-Jun     N/A       10,600,000 32,000,000  67,000,000  95,000,000 115,000,000 129,000,000 145,000,000 158,000,000 170,000,000
30-Sep     N/A       14,500,000 38,000,000  73,000,000 101,000,000 122,000,000 137,000,000 155,000,000 169,000,000 181,000,000
31-Dec   2,000,000   19,000,000 44,000,000  82,000,000 110,000,000 133,000,000 150,000,000 169,000,000 184,000,000 197,000,000

                                   ANNEX B


                                                                Schedule 6.01(q)


                        Minimum Consolidated Net Worth


QUARTER ENDING            1996             1997            1998             1999             2000
--------------            ----             ----            ----             ----             ----
   31-Mar                  N/A         307,000,000     212,000,000        15,000,000     (163,000,000)
   30-Jun                  N/A         346,000,000     163,000,000       (36,000,000)    (190,000,000)
   30-Sep                  N/A         305,000,000     114,000,000       (86,000,000)    (217,000,000)
   31-Dec               347,000,000    261,000,000      65,000,000      (137,000,000)    (244,000,000)


QUARTER ENDING              2001           2002            2003             2004             2005
--------------              ----           ----            ----             ----             ----
   31-Mar               (249,000,000)  (254,000,000)   (184,000,000)    (51,000,000)     119,000,000
   30-Jun               (255,000,000)  (240,000,000)   (153,000,000)    (11,000,000)     168,000,000
   30-Sep               (261,000,000)  (227,000,000)   (123,000,000)     30,000,000      217,000,000
   31-Dec               (267,000,000)  (214,000,000)    (92,000,000)     71,000,000      266,000,000

                                   ANNEX C


                                                                Schedule 6.01(r)


 Maximum Ratio of Total Consolidated Liabilities to Total Consolidated Assets


QUARTER ENDING            1996            1997         1998         1999          2000
--------------            ----            ----         ----         ----          ----
   31-Mar                  N/A         0.70:1.00    1.10:1.00     1.30:1.00     1.40:1.00
   30-Jun                  N/A         0.80:1.00    1.10:1.00     1.30:1.00     1.40:1.00
   30-Sep                  N/A         0.80:1.00    1.10:1.00     1.30:1.00     1.40:1.00
   31-Dec               1.00:1.00      0.80:1.00    1.10:1.00     1.30:1.00     1.40:1.00


QUARTER ENDING            2001            2002         2003         2004          2005
--------------            ----            ----         ----         ----          ----
   31-Mar               1.40:1.00      1.40:1.00   1.30:1.00     1.20:1.00      1.10:1.00
   30-Jun               1.40:1.00      1.40:1.00   1.30:1.00     1.20:1.00      1.10:1.00
   30-Sep               1.40:1.00      1.40:1.00   1.30:1.00     1.20:1.00      1.10:1.00
   31-Dec               1.40:1.00      1.30:1.00   1.20:1.00     1.10:1.00      1.00:1.00

                                   ANNEX D

                                                                Schedule 6.01(s)
                           Minimum PCS Subscribers


 Quarter Ending       1996      1997      1998      1999    2000    2001    2002      2003      2004      2005
----------------      ----      ----      ----      ----    ----    ----    ----      ----      ----      ----
    31-Mar            N/A     30,000    110,000   290,000 510,000 700,000 840,000   960,000 1,060,000 1,150,000
    30-Jun            N/A     45,000    140,000   340,000 560,000 730,000 870,000   980,000 1,090,000 1,170,000
    30-Sep            N/A     65,000    170,000   400,000 610,000 770,000 900,000 1,010,000 1,110,000 1,190,000
    31-Dec           5,000    85,000    200,000   460,000 660,000 810,000 930,000 1,040,000 1,140,000 1,210,000

                                   ANNEX E


                                                                Schedule 6.01(t)


           Ratio of Consolidated EBITDA to Consolidated Debt Service


QUARTER ENDING            1999           2000         2001          2002          2003          2004           2005
--------------            ----           ----         ----          ----          ----          ----           ----
   31-Mar                  N/A         1.00:4.00    3.00:4.00     1.00:1.00     1.25:1.00     1.50:1.00      0.50:1.00
   30-Jun                  N/A         1.00:1.00    1.00:1.00     1.00:1.00     1.25:1.00     1.50:1.00      0.50:1.00
   30-Sep               1.00:8.00      1.00:1.00    1.00:1.00     1.00:1.00     1.25:1.00     1.50:1.00      0.50:1.00
   31-Dec               1.00:4.00      1.00:1.00    1.00:1.00     1.00:1.00     1.25:1.00     1.50:1.00      0.50:1.00

                                   ANNEX F


                                                                Schedule 6.01(u)


      Ratio of Consolidated Total Debt to Annualized Consolidated EBITDA


QUARTER ENDING            1999            2000        2001          2002          2003           2004           2005
--------------            ----            ----        ----          ----          ----           ----           ----
   31-Mar                  N/A         50.00:1.00   9.00:1.00     7.00:1.00     5.00:1.00     4.00:1.00      4.00:1.00
   30-Jun                  N/A         14.00:1.00   8.00:1.00     6.00:1.00     5.00:1.00     4.00:1.00      4.00:1.00
   30-Sep               175.00:1.00    10.00:1.00   7.00:1.00     6.00:1.00     5.00:1.00     4.00:1.00      4.00:1.00
   31-Dec               70.00:1.00     10.00:1.00   7.00:1.00     6.00:1.00     5.00:1.00     4.00:1.00      4.00:1.00

                                    ANNEX G
                                                                Schedule 6.01(v)
                    Maximum Aggregate Capital Expenditures



                                   1999        2000        2001          2002          2003          2004          2005
Maximum Capital Expenditures    772,300,000 841,200,000 893,900,000   971,600,000 1,045,300,000 1,084,800,000 1,162,300,000

                                    CONSENT



                                              Dated as of March 31, 1997


     The undersigned, InterCel, Inc., a Delaware corporation, as Guarantor under the Parent Guaranty dated October 31, 1996 (the "Parent Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Parent Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which InterCel, Inc. is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                             InterCel, Inc.


                                             By: /s/ Edward C. Horner
                                                -----------------------------
                                             Title:  Chief Operating Officer

                                    CONSENT



                                              Dated as of March 31, 1997


     The undersigned, Powertel/Atlanta, Inc., a Delaware corporation, as Guarantor under the Subsidiary Guaranty dated October 31, 1996 (the "Subsidiary Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which Powertel/Atlanta, Inc. is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                             Powertel/Atlanta, Inc.


                                             By: /s/ Edward C. Horner
                                                --------------------------------
                                             Title:  Chief Operating Officer

                                    CONSENT



                                              Dated as of March 31, 1997


     The undersigned, Powertel Atlanta Licenses, Inc., a Delaware corporation, as Guarantor under the Subsidiary Guaranty dated October 31, 1996 (the "Subsidiary Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which Powertel Atlanta Licenses, Inc. is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                             Powertel Atlanta Licenses, Inc.


                                             By: /s/ Edward C. Horner
                                                -------------------------------
                                             Title:  Chief Operating Officer

                                    CONSENT



                                              Dated as of March 31, 1997


     The undersigned, Powertel/Birmingham, Inc., a Missouri corporation, as Guarantor under the Subsidiary Guaranty dated October 31, 1996 (the "Subsidiary Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which Powertel/Birmingham, Inc. is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                             Powertel/Birmingham, Inc.


                                             By: /s/ Edward C. Horner
                                                -------------------------------
                                             Title:  Chief Operating Officer

                                    CONSENT



                                              Dated as of March 31, 1997


     The undersigned, Powertel Birmingham Licenses, Inc., a Colorado corporation, as Guarantor under the Subsidiary Guaranty dated October 31, 1996 (the "Subsidiary Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which Powertel Birmingham Licenses, Inc. is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                             Powertel Birmingham Licenses, Inc.



                                             By: /s/ Edward C. Horner
                                                ------------------------------
                                             Title:  Chief Operating Officer

                                    CONSENT



                                              Dated as of March 31, 1997


     The undersigned, Powertel/Jacksonville, Inc., a Delaware corporation, as Guarantor under the Subsidiary Guaranty dated October 31, 1996 (the "Subsidiary Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which Powertel/Jacksonville, Inc. is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                             Powertel/Jacksonville, Inc.


                                             By: /s/ Edward C. Horner
                                                ------------------------------
                                             Title:  Chief Operating Officer

                                    CONSENT



                                              Dated as of March 31, 1997


     The undersigned, Powertel Jacksonville Licenses, Inc., a Delaware corporation, as Guarantor under the Subsidiary Guaranty dated October 31, 1996 (the "Subsidiary Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which Powertel Jacksonville Licenses, Inc. is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                            Powertel Jacksonville Licenses, Inc.


                                            By: /s/ Edward C. Horner
                                               ------------------------------
                                            Title:  Chief Operating Officer

                                    CONSENT



                                              Dated as of March 31, 1997


     The undersigned, Powertel/Memphis, Inc., a Delaware corporation, as Guarantor under the Subsidiary Guaranty dated October 31, 1996 (the "Subsidiary Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which Powertel/Memphis, Inc. is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                             Powertel/Memphis, Inc.


                                             By: /s/ Edward C. Horner
                                                -------------------------------
                                             Title:  Chief Operating Officer

                                    CONSENT



                                              Dated as of March 31, 1997


     The undersigned, Powertel Memphis Licenses, Inc., a Delaware corporation, as Guarantor under the Subsidiary Guaranty dated October 31, 1996 (the "Subsidiary Guaranty") in favor of the Agent and, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Collateral Documents to which Powertel Memphis Licenses, Inc. is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                             Powertel Memphis Licenses, Inc.


                                             By: /s/ Edward C. Horner
                                                --------------------------------
                                             Title:  Chief Operating Officer